EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Harley J. Greenfield, Chief Executive Officer of Jennifer Convertibles, Inc., hereby certify, to my knowledge, that the annual report on Form 10-K for the period ending August 29, 2009 of Jennifer Convertibles, Inc. (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Jennifer Convertibles, Inc.

Dated: December 14, 2009	/s/ Harley J. Greenfield
Harley J. Greenfield
Chief Executive Officer
(Principal Executive Officer)